Exhibit 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                          PURSUANT TO 18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Schick Technologies, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Schick, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  /s/ David Schick
                                                  ----------------
                                                  David Schick
                                                  Chief Executive Officer
                                                  Schick Technologies, Inc.
                                                  August 8, 2002


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